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                                                                    EXHIBIT 99.0





                            MCCALLUM GLEN APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1994





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                          Independent Auditors' Report




To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of McCallum Glen Apartments for the year ended December 31, 1994. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage & Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of McCallum Glen Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.




Dallas, Texas
August 31, 1995





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                            MCCALLUM GLEN APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1994


REVENUES
         Rental revenues                                       $  1,204,177
         Other                                                       40,730
                                                               ------------

                 Total Revenues                                   1,244,907
                                                               ------------

OPERATING EXPENSES
         Administration                                              21,392
         Insurance                                                   27,793
         Management Fees                                             62,579
         Marketing                                                   22,960
         Payroll & benefits                                         184,083
         Property Taxes                                             163,161
         Repairs & Maintenance                                       90,773
         Utilities                                                  103,062
                                                               ------------

                 Total Operating Expenses                           675,803
                                                               ------------

NET OPERATING INCOME                                           $    569,104
                                                               ============





         The accompanying notes are an integral part of this statement.





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                            MCCALLUM GLEN APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1994

NOTE 1:  ORGANIZATION

         McCallum Glen Apartments is a 275 unit apartment complex located in Dallas, Texas. During 1994, the property was owned by SII - Glen, Ltd., a Texas limited partnership.

         The accompanying financial statement does not include a provision for depreciation and amortization, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  OTHER INCOME

         Other income consists of the following:

                 Reletting Income                           $   21,039

                 Late fees                                       9,355

                 Application Fees                                4,715

                 Vending income                                  4,621

                 NSF fees                                        1,000
                                                            ----------

                          Total Other Income                $   40,730
                                                            ==========

NOTE 3:  MANAGEMENT FEES

         The property has a management agreement with North American Property Associates, Ltd. which calls for a fee equal to 5% of gross monthly receipts, as defined.

NOTE 4:  SUBSEQUENT EVENTS

         In March 1995, SII - Glen, Ltd. filed for protection under Chapter 11 of the United States Bankruptcy Code.

         The property was sold to Continental Mortgages and Equity Trust, a California business trust on July 31, 1995.





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